Company information	6 Months Ended
Jun. 30, 2023
Disclosure Of Information Related To The Company [Abstract]
Company information	COMPANY INFORMATION
Nanobiotix, a société anonyme registered with the Paris registry of trade and companies under number 447 521 600 and having its registered office at 60 rue de Wattignies, 75012, Paris (“Nanobiotix” or the “Company” and, with its subsidiaries, the “Group”), is a late-stage clinical biotechnology company pioneering disruptive, physics-based therapeutic approaches to the treatment of cancer and other significant unmet medical needs with the express intent of favorably impacting the lives of millions of patients.
Nanobiotix believes that the nanotherapeutics it is developing for the treatment of cancer have the potential to significantly enhance patients’ response to radiotherapy and increase the number of patients that may benefit from systemic cancer treatments, including targeted therapeutics and chemotherapy.
Incorporated in 2003, Nanobiotix is headquartered in Paris, France. The Company also has subsidiaries in Cambridge, Massachusetts (United States), France, Spain, and Germany. The Group has been listed on Euronext: Paris under the ticker symbol “NANO” since 2012 (ISIN: FR0011341205, Bloomberg Code: NANO:FP) and on the Nasdaq Global Select Market in the United States under the ticker symbol “NBTX”since December 2020.
The Group is the owner of more than 20 patent families associated with three (3) nanotechnology platforms with applications in 1) oncology; 2) bioavailability and biodistribution; and 3) disorders of the central nervous system.
The Company’s resources are primarily devoted to the development of its lead product candidate–NBTXR3—which is the product of its proprietary oncology platform.